EXHIBIT-10.6
                                SECOND AMENDMENT
                                       TO

                                CREDIT AGREEMENT


                              THE YORK GROUP, INC.,
                                as the Borrower,

                                       and

                    TEXAS COMMERCE BANK NATIONAL ASSOCIATION
                                  as the Lender

                        Effective as of January 31, 1997

                      SECOND AMENDMENT TO CREDIT AGREEMENT

        THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "SECOND AMENDMENT") executed effective as of the 31st of January, 1997 (the "EFFECTIVE DATE"), is among THE YORK GROUP, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "BORROWER"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION (the "LENDER").

                                 R E C I T A L S

        WHEREAS, the Borrower (formerly a corporation organized under the laws of the Commonwealth of Pennsylvania) and the Lender are parties to that certain Credit Agreement dated as of June 30, 1994, as amended by that certain First Amendment to Credit Agreement dated as of December 31, 1995 (as the same may further be amended, restated, modified or otherwise supplemented from time to time and in effect, the "CREDIT AGREEMENT"), pursuant to which the Lender has made certain credit available to the Borrower; and

        WHEREAS, the Borrower has requested, and the Lender has agreed, to amend certain provisions of the Credit Agreement and to extend the maturity of the credit facility evidenced by the Credit Agreement;

        NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce the Lender to enter into this Second Amendment, the parties hereto agree as follows:

     1. DEFINED TERMS. All capitalized terms which are defined in the Credit Agreement, but which are not defined in this Second Amendment, shall have the same meanings as defined in the Credit Agreement. Unless otherwise indicated, all section references in this Second Amendment refer to the Credit Agreement.

        2.     AMENDMENTS TO CREDIT AGREEMENT.

        2.1    AMENDMENTS TO SECTION 1.02.

          (a) The definition of "GUARANTOR" is hereby amended in its entirety to read as follows:

               "GUARANTOR" shall mean any Subsidiary of the Borrower which now or hereafter executes and delivers a Guaranty Agreement or Joinder Agreement pursuant to the Section 9.18 hereof.

        (b) The definition of "JOINDER AGREEMENT" is hereby inserted after the definition "INTEREST REDETERMINATION DATE" and before the definition of "LC COMMITMENT", which definition reads in its entirety as follows:

               "JOINDER AGREEMENT" has the meaning assigned to such term in the Guaranty Agreement dated as of January 31, 1997 from York Agency, Inc., et al in favor of the Lender.

        (c) The definition "MAXIMUM CREDIT AMOUNT" is hereby deleted and the following definition is inserted in lieu thereof, which definition reads in its entirety as follows:

               "MAXIMUM CREDIT AMOUNT" at any time shall equal $6,000,000 as the same may be reduced pursuant to Section 2.03(b)."

        (d) The definition of "NET WORTH" is hereby inserted after the definition of "NOTE" and before the definition of "PBGC", which definition reads in its entirety as follows:


               "NET WORTH" shall mean, as at any date, the sum of the following for the Borrower and its Consolidated Subsidiaries determined (without duplication) in accordance with GAAP:

               (a) the amount of share capital liability of the Borrower, PLUS

               (b) the amount of surplus and retained earnings (or, in the case of a surplus or retained earnings deficit, MINUS the amount of such deficit), MINUS

               (c) the sum of the following: cost of treasury shares and any writeup in the book value of assets resulting from a revaluation thereof or resulting from any changes in GAAP subsequent to December 31, 1993."

        (e) The definition "REVOLVING CREDIT TERMINATION DATE" is hereby deleted and the following definition is inserted in lieu thereof, which definition reads in its entirety as follows:

               "REVOLVING CREDIT TERMINATION DATE" shall mean, unless the Commitment is sooner terminated pursuant to Sections 2.03(b) or 10.02 hereof, January 31, 1998."

        (f) The definitions of "SECOND AMENDMENT" and "SECOND AMENDMENT EFFECTIVE DATE" are hereby inserted after the definition of "SEC" and before the definition of "SUBORDINATED DEBT", which definitions read in their entirety as follows:

               "SECOND AMENDMENT" shall mean that certain Second Amendment to Credit Agreement dated as of January 31, 1997 between the Borrower and the Lender."

               "SECOND AMENDMENT EFFECTIVE DATE" shall mean the "Effective Date" as such term is defined in the Second Amendment."

        (g) The definition of "TANGIBLE NET WORTH" is hereby deleted in its entirety.

        2.2 LIMITATION ON LEASES. Section 9.07 of the Credit Agreement is hereby amended by replacing the amount "$1,500,000" in the fifth line thereof with the amount "$3,000,000".

        2.3 CAPITAL EXPENDITURES. Section 9.12 is hereby amended by deleting the number "$8,000,000" as it appears in the third line, and inserting, in lieu thereof, the number "$13,000,000".

        2.4 TANGIBLE NET WORTH. Section 9.13 is hereby deleted in its entirety and the following new Section 9.13 is inserted in lieu thereof, which reads in its entirety as follows:

                "Section 9.13 NET WORTH. The Borrower will not permit its Net Worth to be less than the sum of (i) $48,000,000, and (ii) 100% of the net cash proceeds of any offering of equity securities made subsequent to December 31, 1996."

        2.5 SUBSIDIARIES AND PARTNERSHIPS. Section 9.18 of the Credit Agreement is hereby amended in its entirety to read as follows:

               "Section 9.18 SUBSIDIARIES AND PARTNERSHIPS. Neither the Borrower nor any Subsidiary shall create, acquire or permit to exist any new Subsidiary if a Default has occurred and is continuing or would result therefrom. Within 30 days after the creation or acquisition of any Subsidiary permitted by the preceding sentence, , unless such Subsidiary is in compliance with Section 9.21, the Borrower shall (i) cause such Subsidiary to execute and deliver to the Lender a Joinder Agreement making such Subsidiary an additional Guarantor and (ii) deliver to the Lender an opinion of counsel addressed to the Lender in form, scope and substance satisfactory to the Lender regarding such Joinder Agreement."

        2.6 ASSETS OF SUBSIDIARIES. Section 9.21 is hereby deleted in its entirety and the following new Section 9.21 is inserted in lieu thereof, which reads in its entirety as follows:

               "Section 9.21 ASSETS OF SUBSIDIARIES. The Borrower will not permit any Subsidiary which has not executed and delivered a Guaranty Agreement to own any tangible assets, other than (i) cash or cash equivalents in an aggregate amount (taking into account all of the non-guaranteeing Subsidiaries of the Borrower) not to exceed $2,500,000
        (ii) promissory notes payable to such Subsidiary by the Borrower and receivables relating thereto, provided that such promissory notes are subordinated to payment of the Indebtedness on terms and conditions satisfactory to the Lender, and (iii) other Property incidental to the ordinary business of the non-guaranteeing Subsidiaries having a value no greater than $10,000. To the extent any non-guaranteeing Subsidiary shall own any tangible asset other than as provided in the preceding sentence, such asset shall be conveyed to the Borrower, either in the form of a dividend, loan or in such other manner as may be approved by the Lender and as may conform to the terms and provisions of this Agreement."

        3. CONDITIONS. The enforceability of this Second Amendment against the Lender is subject to the receipt by the Lender of the documents specified in
Section 3.1 and the satisfaction of the other conditions provided in Sections
3.1 through 3.4, each of which shall be satisfactory to the Lender in form and substance.

        3.1 LOAN DOCUMENTS. The Lender shall have received multiple counterparts, as requested, of

        (i) this Second Amendment, executed and delivered by a duly authorized officer of the Borrower;

        (ii) the Guaranty Agreement, executed and delivered by a duly authorized officer of York Agency, Inc., The Doody Group, Inc., York Acquisition Corp., York Acquisition Corp. II, and The York Children's Foundation; and

        (iii) Subordination Agreements, executed and delivered by a duly authorized officer of each of T.Y.G. Company, Inc. and T.Y.G. Trade Company, Inc.

        3.2 REPRESENTATIONS AND WARRANTIES. Except as affected by the transactions contemplated in this Second Amendment, each of the representations and warranties made by the Borrower in or pursuant to the Credit Agreement and each Loan Document to which the Borrower is a party shall be true and correct in all material respects as of the Effective Date, as if made on and as of such date.

        3.3 NO DEFAULT. No Default or Event of Default shall have occurred and be continuing as of the Effective Date.

        3.4 NO CHANGE. No event shall have occurred since December 31, 1993, which could have a Material Adverse Effect.

        4. WAIVERS.

        4.1 LIMITATIONS ON WAIVERS. The waivers set forth in Section 4.2 of this Second Amendment shall not be deemed to be a waiver by the Lender of any other covenant, condition or obligation on the part of the Borrower under the Credit Agreement or any other Loan Document, except as set forth in Section 4.2 of this Second Amendment. In addition, such waivers shall in no respect evidence any commitment by the Lender to grant any future consents or waivers of any covenant, condition or obligation on the part of the Borrower under the Credit Agreement or any other Loan Document. Any further waivers or consents must be specifically agreed to in writing in accordance with Section 11.04 of the Credit Agreement.

        4.2 SUBORDINATED INTERCOMPANY DEBT. The Borrower has informed the Lender that it has (i) capitalized one of its Affiliates, T.Y.G. Company, Inc., a Delaware corporation ("TYG COMPANY") and acquired from T.Y.G. Trade Company, Inc., a Delaware corporation ("TYG TRADE"), the right to use certain trade names (TYG Company and TYG Trade collectively, the "SUBORDINATED CREDITORS"), and (ii) received loans from the Subordinated Creditors, as evidenced by promissory notes in the aggregate original principal amount of $57,980,000 (the "SUBORDINATED INTERCOMPANY DEBT"); and that by such transactions, it may have violated the terms of Sections 9.01 and 9.21 of the Credit Agreement. The Lender hereby waives any such Default or Event of Default resulting from such transactions, including the borrowings of the Subordinated Intercompany Debt from the Subordinated Creditors; provided that the Subordinated Creditors execute and deliver to the Lender, on or before April 7, 1997, a subordination agreement or agreements, in form and substance satisfactory to the Lender, pursuant to which the Subordinated Intercompany Debt is subordinated to the obligations of the Borrower to the Lender under the Credit Agreement and the other Loan Documents to which the Borrower is a party. If such subordination agreement (or agreements) has not been executed and delivered to the Lender on or before April 7, 1997, then such failure shall constitute an Event of Default under the Credit Agreement.

        5. REPRESENTATIONS AND WARRANTIES. The Borrower hereby affirms that as of the date of execution and delivery of this Second Amendment, all of the representations and warranties contained in the Credit Agreement, as amended hereby, and the other Loan Documents to which the Borrower is a party are true and correct in all material respects as though made on and as of the Effective Date and after giving effect to this Second Amendment and to the transactions contemplated hereby; and that no Defaults exist under the Credit Agreement or will exist under the Credit Agreement after giving effect to the aforesaid transactions.

        6.     MISCELLANEOUS.

        6.1 CONFIRMATION. The provisions of the Credit Agreement (as amended by this Second Amendment) and the other Loan Documents to which the Borrower is a party shall remain in full force and effect in accordance with its terms following the effectiveness of this Second Amendment.

        6.2 COUNTERPARTS. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

        6.3 NO ORAL AGREEMENT. THIS WRITTEN SECOND AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

        6.4 GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

        IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed effective as of the date written above.

                                    BORROWER:

                                    THE YORK GROUP, INC.

                                    By:
                                    Name:   David F. Beck
                                    Title:  Vice President


                                    LENDER:

                                    TEXAS COMMERCE BANK NATIONAL ASSOCIATION

                                    By:
                                    Name:
                                    Title:

                               GUARANTY AGREEMENT

                                       BY

                               YORK AGENCY, INC.,
                             THE DOODY GROUP, INC.,
                          BRENNER CASKET COMPANY, INC.
                           YORK ACQUISITION CORP. II,
                         THE YORK CHILDREN'S FOUNDATION

                                   IN FAVOR OF

                    TEXAS COMMERCE BANK NATIONAL ASSOCIATION

                                JANUARY 31, 1997

                                TABLE OF CONTENTS
                                                                          PAGE
                                    GUARANTY

                                    ARTICLE 1

                                  GENERAL TERMS

      Section 1.1 TERMS DEFINED ABOVE........................................1
      Section 1.2 CERTAIN DEFINITIONS........................................1
      Section 1.3 CREDIT AGREEMENT DEFINITIONS...............................3


                                  ARTICLE 2

                                 THE GUARANTY

      Section 2.1 LIABILITIES GUARANTEED.....................................3
      Section 2.2 NATURE OF GUARANTY.........................................3
      Section 2.3 LENDER'S RIGHTS............................................4
      Section 2.4 GUARANTOR'S WAIVERS........................................4
      Section 2.5 MATURITY OF LIABILITIES; PAYMENT...........................5
      Section 2.6 LENDER'S EXPENSES..........................................5
      Section 2.7 LIABILITY..................................................5
      Section 2.8 EVENTS AND CIRCUMSTANCES NOT REDUCING OR
                  DISCHARGING GUARANTOR'S OBLIGATIONS........................5
      Section 2.9 RIGHT OF SUBROGATION AND CONTRIBUTION......................8

                                  ARTICLE 3

                        REPRESENTATIONS AND WARRANTIES

      Section 3.1 BY GUARANTOR...............................................8
      Section 3.2 NO REPRESENTATION BY LENDERS...............................9

                                  ARTICLE 4

                        SUBORDINATION OF INDEBTEDNESS

      Section 4.1 SUBORDINATION OF ALL GUARANTOR CLAIMS......................9
      Section 4.2 CLAIMS IN BANKRUPTCY......................................10
      Section 4.3 PAYMENTS HELD IN TRUST....................................10
      Section 4.4 LIENS SUBORDINATE.........................................10
      Section 4.5 NOTATION OF RECORDS.......................................10

                                   ARTICLE 5

                                MISCELLANEOUS

      Section 5.1 SUCCESSORS AND ASSIGNS....................................11
      Section 5.2 NOTICES...................................................11
      Section 5.3 BUSINESS AND FINANCIAL INFORMATION........................11
      Section 5.4 CONSTRUCTION..............................................11
      Section 5.5 INVALIDITY................................................11
      Section 5.7 ENTIRE AGREEMENT..........................................11


      Exhibit A - Form of Joinder Agreement

                              GUARANTY AGREEMENT


      THIS GUARANTY AGREEMENT, dated as of January 31, 1997, by YORK AGENCY, INC., a Delaware corporation, THE DOODY GROUP, INC., a Delaware corporation, BRENNER CASKET COMPANY, INC., a Delaware corporation, YORK ACQUISITION CORP. II, a Delaware corporation, and THE YORK CHILDREN'S FOUNDATION, a Texas corporation (collectively with any Person which may become a party hereto, the "GUARANTORS" and each, individually, a "GUARANTOR"), is in favor of TEXAS COMMERCE BANK NATIONAL ASSOCIATION ("LENDER").

                             W I T N E S S E T H:

      WHEREAS, The York Group, Inc., a Delaware Corporation ("BORROWER") and the Lender are parties to that certain Credit Agreement dated as of June 30, 1994, as amended by that certain First Amendment to Credit Agreement dated as of December 31, 1995 and Second Amendment to Credit Agreement ("SECOND AMENDMENT") dated as of even date herewith (as the same may be further amended, restated, modified or otherwise supplemented from time to time and in effect, the "CREDIT AGREEMENT"); and

      WHEREAS, one of the terms and conditions stated in the Second Amendment for the effectiveness thereof and making of Loans under the Credit Agreement is the execution and delivery to the Lender of this Guaranty Agreement;

      NOW, THEREFORE, (i) in order to comply with the terms and conditions of the Second Amendment and the Credit Agreement, (ii) to induce the Lender, at any time or from time to time, to loan monies, with or without security to or for the account of Borrower in accordance with the terms of the Credit Agreement,
(iii) at the special insistence and request of the Lenders, and (iv) for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Guarantor hereby agrees as follows:

                                   ARTICLE 1

                                 GENERAL TERMS

      Section 1.1 TERMS DEFINED ABOVE. As used in this Guaranty Agreement, the terms "BORROWER", "GUARANTOR", "CREDIT AGREEMENT", "LENDERS" and "SECOND AMENDMENT" shall have the meanings indicated above.

      Section 1.2 CERTAIN DEFINITIONS. As used in this Guaranty Agreement, the following terms shall have the following meanings, unless the context otherwise requires:

      "CONTRIBUTION OBLIGATION" shall mean an amount equal, at any time and from time to time and for each respective Guarantor, to the product of (i) its Contribution Percentage times (ii) the sum of all payments made previous to or at the time of calculation by all Guarantors in respect of the Liabilities, as a Guarantor (less the amount of any such payments previously returned to any Guarantor by operation of law or otherwise, but not including payments received by any Guarantor by way of its rights of subrogation and contribution under Section 2.9), provided, however, such Contribution Obligation for any Guarantor shall in no event exceed such Guarantor's Maximum Guaranteed Amount.

      "CONTRIBUTION PERCENTAGE" shall mean for any Guarantor for any applicable date as of which such percentage is being determined, an amount equal to the quotient of (i) the Net Worth of such Guarantor as of such date, divided by (ii) the sum of the Net Worth of all the Guarantors as of such date.

      "GUARANTOR CLAIMS" shall have the meaning indicated in Section 4.1 hereof.

      "GUARANTY AGREEMENT" shall mean this Guaranty Agreement, as the same may from time to time be amended or supplemented.

      "JOINDER AGREEMENT" means each Joinder Agreement, substantially in the form of EXHIBIT A attached hereto, from time to time executed and delivered to Lender by a Subsidiary of the Borrower pursuant to the terms of the Credit Agreement, for the purpose, among others, of becoming an additional Guarantor hereunder.

      "LIABILITIES" shall mean (a) any and all indebtedness, obligations and liabilities of the Borrower pursuant to the Credit Agreement, including without limitation, the unpaid principal of and interest on the Notes, including without limitation, interest accruing subsequent to the filing of a petition or other action concerning bankruptcy or other similar proceeding; (b) any additional loans made by the Lenders to the Borrower;
      (c) any and all other indebtedness, obligations and liabilities of any kind of the Borrower to the Lenders, now or hereafter existing, arising directly between the Borrower and the Lenders or acquired outright, as a participation, conditionally or as collateral security from another by the Lenders, absolute or contingent, joint and/or several, secured or unsecured, due or not due, arising by operation of law or otherwise, or direct or indirect, including indebtedness, obligations and liabilities to the Lenders of the Borrower as a member of any partnership, syndicate, association or other group, and whether incurred by the Borrower as principal, surety, endorser, guarantor, accommodation party or otherwise and (d) all renewals, rearrangements, increases, extensions for any period, amendments or supplement in whole or in part of the Notes or any documents evidencing the above.

      "MAXIMUM GUARANTEED AMOUNT" shall mean, for any Guarantor, the greater of
      (i) the "reasonably equivalent value" or "fair consideration" (or equivalent concept) received by such Guarantor in exchange for the obligation incurred hereunder, within the meaning of any applicable state or federal fraudulent conveyance or transfer laws; or (ii) the lesser of (A) the maximum amount that will not render such Guarantor insolvent, or (B) the maximum amount that will not leave such Guarantor with any property deemed an unreasonably small capital. Clauses (A) and (B) are and shall be determined pursuant to and as of the appropriate date mandated by such applicable state or federal fraudulent conveyance or transfer laws and to the extent allowed by law take into account the rights to contribution and subrogation under Section 2.9 so as to provide for the largest Maximum Guaranteed Amount possible.

      "NET PAYMENTS" shall mean an amount equal, at any time and from time to time and for each respective Guarantor, to the difference of (i) the sum of all payments made previous to or at the time of calculation by such Guarantor in respect to the Liabilities, as a Guarantor, and in respect of its obligations contained in this Guaranty Agreement, less (ii) the sum of all such payments previously returned to such Guarantor by operation of law or otherwise and including payments received by such Guarantor by way of its rights of subrogation and contribution under Section 2.9.

      "NET WORTH" shall mean for any Guarantor, calculated on and as of any applicable date on which such amount is being determined, the difference between (i) the sum of all such Guarantor's property, at a fair valuation and as of such date, minus (ii) the sum of all such Guarantor's debts, at a fair valuation and as of such date, excluding the Liabilities.

      Section 1.3 CREDIT AGREEMENT DEFINITIONS. Unless otherwise defined herein, all terms beginning with a capital letter which are defined in the Credit Agreement shall have the same meanings herein as therein.

                                   ARTICLE 2

                                 THE GUARANTY

      Section 2.1 LIABILITIES GUARANTEED. Each Guarantor hereby irrevocably and unconditionally guarantees the prompt payment of the Liabilities when due, whether at maturity or otherwise, provided, however, that, notwithstanding anything herein or in any other Loan Document to the contrary, the maximum liability of each Guarantor hereunder shall in no event exceed its Maximum Guaranteed Amount.

      Section 2.2 NATURE OF GUARANTY. This Guaranty Agreement is an absolute, irrevocable, completed and continuing guaranty of payment and not a guaranty of collection, and no notice of the Liabilities or any extension of credit already or hereafter contracted by or extended to Borrower need be given to Guarantors. This Guaranty Agreement may not be revoked by

Guarantors and shall continue to be effective with respect to debt under the Liabilities arising or created after any attempted revocation by Guarantors and shall remain in full force and effect until the Liabilities are paid in full and the Commitment is terminated, notwithstanding that from time to time prior thereto no Liabilities may be outstanding. Borrower and the Lender may modify, alter, rearrange, extend for any period and/or renew from time to time, the Liabilities, and the Lender may waive any Default or Events of Default without notice to the Guarantors and in such event Guarantors will remain fully bound hereunder on the Liabilities. This Guaranty Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of the Liabilities is rescinded or must otherwise be returned by the Lender upon the insolvency, bankruptcy or reorganization of Borrower or otherwise, all as though such payment had not been made. This Guaranty Agreement may be enforced by the Lender and any subsequent holder of any of the Liabilities and shall not be discharged by the assignment or negotiation of all or part of the Liabilities. Each Guarantor hereby expressly waives present ment, demand, notice of non-payment, protest and notice of protest and dishonor, notice of Default or Event of Default, notice of intent to accelerate the maturity and notice of acceleration of the maturity and any other notice in connection with the Liabilities, and also notice of acceptance of this Guaranty Agreement, acceptance on the part of the Lender being conclusively presumed by the Lender's request for this Guaranty Agreement and delivery of the same to the Lender.

      Section 2.3 LENDER'S RIGHTS. Each Guarantor authorizes the Lender, without notice or demand and without affecting its liability hereunder, to take and hold security for the payment of this Guaranty Agreement and/or the Liabilities, and exchange, enforce, waive and release any such security; and to apply such security and direct the order or manner of sale thereof as the Lender in its discretion may determine; and to obtain a guaranty of the Liabilities from any one or more Persons and at any time or times to enforce, waive, rearrange, modify, limit or release any of such other Persons from their obligations under such guaranties.

      Section 2.4 GUARANTOR'S WAIVERS.

            (a) GENERAL. Each Guarantor waives any right to require the Lender to (i) proceed against Borrower or any other person liable on the Liabilities, (ii) enforce any of its rights against any other guarantor of the Liabilities (iii) proceed or enforce any of its rights against or exhaust any security given to secure the Liabilities (iv) have Borrower joined with Guarantors in any suit arising out of this Guaranty Agreement and/or the Liabilities, or (v) pursue any other remedy in the Lender's powers whatsoever. The Lender shall not be required to mitigate damages or take any action to reduce, collect or enforce the Liabilities. Each Guarantor waives any defense arising by reason of any disability, lack of corporate authority or power, or other defense of Borrower or any other guarantor of the Liabilities, and shall remain liable hereon regardless of whether Borrower or any other guarantor be found not liable thereon for any reason. Whether and when to exercise any of the remedies of the Lender under any of the Loan Documents shall be in the sole and absolute discretion of the Lender, and no delay by the Lender in enforcing any remedy, including delay in conducting a foreclosure sale, shall be a defense to such Guarantor's liability under this Guaranty Agreement. To the extent allowed by applicable law, each Guarantor hereby waives any good faith duty on the part of the Lender in exercising any remedies provided in the Loan Documents.

            (b) SUBROGATION. Until the Liabilities have been paid in full, each Guarantor waives all rights of subrogation or reimbursement against the Borrower, whether arising by contract or operation of law (including, without limitation, any such right arising under any federal or state bankruptcy or insolvency laws) and waives any right to enforce any remedy which the Lender now has or may hereafter have against the Borrower, and waives any benefit or any right to participate in any security now or hereafter held by the Lender.

      Section 2.5 MATURITY OF LIABILITIES; PAYMENT. Guarantors agree that if the maturity of any of the Liabilities is accelerated by bankruptcy or otherwise, such maturity shall also be deemed accelerated for the purpose of this Guaranty Agreement without demand or notice to Guarantors. Guarantors will, forthwith upon notice from the Lender, pay to the Lender the amount due and unpaid by Borrower and guaranteed hereby. The failure of the Lender to give this notice shall not in any way release Guarantors hereunder.

      Section 2.6 LENDER'S EXPENSES. If Guarantors fails to pay the Liabilities after notice from the Lender of Borrower's failure to pay any Liabilities at maturity, and if the Lender obtains the services of an attorney for collection of amounts owing by Guarantors hereunder, or obtaining advice of counsel in respect of any of its rights under this Guaranty Agreement, or if suit is filed to enforce this Guaranty Agreement, or if proceedings are had in any bankruptcy, probate, receivership or other judicial proceedings for the establishment or collection of any amount owing by Guarantors hereunder, or if any amount owing by Guarantors hereunder is collected through such proceedings, Guarantors agree to pay to the Lender the Lender's reasonable attorneys' fees.

      Section 2.7 LIABILITY. It is expressly agreed that the liability of the Guarantors for the payment of the Liabilities guaranteed hereby shall be primary and not secondary.

      Section 2.8 EVENTS AND CIRCUMSTANCES NOT REDUCING OR DISCHARGING GUARANTOR'S OBLIGATIONS. Each Guarantor hereby consents and agrees to each of the following to the fullest extent permitted by law, and agrees that its obligations under this Guaranty Agreement shall not be released, diminished, impaired, reduced or adversely affected by any of the following, and waives any rights (including without limitation rights to notice) which such Guarantor might otherwise have as a result of or in connection with any of the following:

            (a) MODIFICATIONS, ETC. Any renewal, extension, modification, increase, decrease, alteration or rearrangement of all or any part of the Liabilities, or of the Notes, or the Credit Agreement or any instrument executed in connection therewith, or any contract or understanding between Borrower and the Lender or any other Person, pertaining to the Liabilities;

            (b) ADJUSTMENT, ETC. Any adjustment, indulgence, forbearance or compromise that might be granted or given by the Lender to Borrower or any Guarantor or any Person liable on the Liabilities;

            (c) CONDITION OF BORROWER OR GUARANTOR. The insolvency, bankruptcy arrangement, adjustment, composition, liquidation, disability, dissolution, death or lack of power of Borrower, any Guarantor or any other Person at any time liable for the payment of all or part of the Liabilities; or any dissolution of Borrower or any Guarantor, or any sale, lease or transfer of any or all of the assets of Borrower or any Guarantor, or any changes in the shareholders, partners, or members of Borrower or any Guarantor; or any reorganization of Borrower or any Guarantor;

            (d) INVALIDITY OF LIABILITIES. The invalidity, illegality or unenforceability of all or any part of the Liabilities, or any document or agreement executed in connection with the Liabilities, for any reason whatsoever, including without limitation the fact that the Liabilities, or any part thereof, exceed the amount permitted by law, the act of creating the Liabilities or any part thereof is ULTRA VIRES, the officers or representatives executing the documents or otherwise creating the Liabilities acted in excess of their authority, the Liabilities violate applicable usury laws, the Borrower has valid defenses, claims or offsets (whether at law, in equity or by agreement) which render the Liabilities wholly or partially uncollectible from Borrower, the creation, performance or repayment of the Liabilities (or the execution, delivery and performance of any document or instrument representing part of the Liabilities or executed in connection with the Liabilities, or given to secure the repayment of the Liabilities) is illegal, uncollectible, legally impossible or unenforceable, or the Credit Agreement or other documents or instruments pertaining to the Liabilities have been forged or otherwise are irregular or not genuine or authentic;

            (e) RELEASE OF OBLIGORS. Any full or partial release of the liability of Borrower on the Liabilities or any part thereof, of any co-guarantors, or any other Person now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Liabilities or any part thereof, it being recognized, acknowledged and agreed by each Guarantor that it may be required to pay the Liabilities in full without assistance or support of any other Person, and Guarantor has not been induced to enter into this Guaranty Agreement on the basis of a contemplation, belief, understanding or agreement that other parties other than the Borrower will be liable to perform the Liabilities, or the Lender will look to other parties to perform the Liabilities.

            (f) OTHER SECURITY. The taking or accepting of any other security, collateral or guaranty, or other assurance of payment, for all or any part of the Liabilities;

            (g) RELEASE OF COLLATERAL, ETC. Any release, surrender, exchange, subordination, deterioration, waste, loss or impairment (including without limitation negligent, willful, unreasonable or unjustifiable impairment) of any collateral, property or security, at any time existing in connection with, or assuring or securing payment of, all or any part of the Liabilities;

            (h) CARE AND DILIGENCE. The failure of the Lender or any other Person to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of such collateral, property or security;

            (i) STATUS OF LIENS. The fact that any collateral, security, security interest or lien contemplated or intended to be given, created or granted as security for the repayment of the Liabilities shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or lien, it being recognized and agreed by each Guarantor that it is not entering into this Guaranty Agreement in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectibility or value of any of the collateral for the Liabilities;

            (j) PAYMENTS RESCINDED. Any payment by Borrower to the Lender is held to constitute a preference under the bankruptcy laws, or for any reason the Lender is required to refund such payment or pay such amount to Borrower or someone else; or

            (k) OTHER ACTIONS TAKEN OR OMITTED. Any other action taken or omitted to be taken with respect to the Credit Agreement, the Liabilities, or the security and collateral therefor, whether or not such action or omission prejudices such Guarantor or increases the likelihood that such Guarantor will be required to pay the Liabilities pursuant to the terms hereof; it being the unambiguous and unequivocal intention of each Guarantor that it shall be obligated to pay the Liabilities when due, notwithstanding any occurrence, circumstance, event, action, or omission whatsoever, whether contemplated or uncontemplated, and whether or not otherwise or particularly described herein, except for the full and final payment and satisfaction of the Liabilities.

      Section 2.9 RIGHT OF SUBROGATION AND CONTRIBUTION. If any Guarantor makes a payment in respect of the Liabilities, it shall be subrogated to the rights of the Lender against the Borrower with respect to such payment and shall have the rights of contribution against the other Guarantors as set forth in this Section 2.9; provided that such Guarantor shall not enforce its rights to any payment by way of subrogation or by exercising its rights of contribution or reimbursement or the right to participate in any security now or hereafter held by or for the benefit of the Lender until the Liabilities have been paid in full. Each Guarantor agrees that after all the Liabilities have been paid in full that if its then current Net Payments are less than the amount of its then current Contribution Obligation, such Guarantor shall pay to the other Guarantors an amount (together with any payments required of the other Guarantors by this Section 2.9) such that the Net Payments made by all Guarantors in respect of the Liabilities shall be shared among all of the Guarantors in proportion to their respective Contribution Percentages.

                                   ARTICLE 3

                        REPRESENTATIONS AND WARRANTIES

      Section 3.1 BY GUARANTOR. In order to induce the Lender to accept this Guaranty Agreement, each Guarantor represents and warrants to the Lender (which representations and warranties will survive the creation of the Liabilities and any extension of credit thereunder) that:

            (a) BENEFIT TO GUARANTOR. Such Guarantor's guaranty pursuant to this Guaranty Agreement reasonably may be expected to benefit, directly or indirectly, such Guarantor.

            (b) EXISTENCE. Such Guarantor is a corporation or partnership duly organized, legally existing and in good standing under the laws of the state of its incorporation or creation and is duly qualified to conduct business in all jurisdictions wherein the property owned or the business transacted by it makes such qualification necessary.

            (c) POWER AND AUTHORIZATION. Such Guarantor is duly authorized and empowered to execute, deliver and perform this Guaranty Agreement and all action on such Guarantor's part requisite for the due execution, delivery and performance of this Guaranty Agreement has been duly and effectively taken.

            (d) BINDING OBLIGATIONS. This Guaranty Agreement constitutes valid and binding obligations of such Guarantor, enforceable in accordance with its terms (except that enforcement may be subject to any applicable bankruptcy, insolvency or similar laws generally affecting the enforcement of creditors' rights).

            (e) NO LEGAL BAR OR RESULTANT LIEN. This Guaranty Agreement will not violate any provisions of such Guarantor's articles or certificate of incorporation, bylaws, partnership agreement, member agreement or any other contract, agreement, law, regulation, order, injunction, judgment, decree or writ to which such Guarantor is subject, or result in the creation or imposition of any Lien upon any Properties of such Guarantor.

            (f) NO CONSENT. Such Guarantor's execution, delivery and performance of this Guaranty Agreement does not require the consent or approval of any other Person, including without limitation any regulatory authority or governmental body of the United States or any state thereof or any political subdivision of the United States or any state thereof.

            (g) SOLVENCY. Each The Guarantor hereby represents that (i) it is not insolvent as of the date hereof and will not be rendered insolvent as a result of this Guaranty Agreement, (ii) it is not engaged in business or a transaction, or about to engage in a business or a transaction, for which any property or assets remaining with such Guarantor is unreasonably small capital, and (iii) it does not intend to incur, or believe it will incur, debts that will be beyond its ability to pay as such debts mature.

      Section 3.2 NO REPRESENTATION BY LENDERS. Neither the Lender nor any other Person has made any representation, warranty or statement to any Guarantor in order to induce such Guarantor to execute this Guaranty Agreement.

                                   ARTICLE 4

                         SUBORDINATION OF INDEBTEDNESS

      Section 4.1 SUBORDINATION OF ALL GUARANTOR CLAIMS. As used herein, the term "GUARANTOR CLAIMS" shall mean all debts and liabilities of Borrower to Guarantors, whether such debts and liabilities now exist or are hereafter incurred or arise, or whether the obligation of Borrower thereon be direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts or liabilities be evidenced by note, contract, open account, or otherwise, and irrespective of the person or persons in whose favor such debts or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by any Guarantor. The Guarantor Claims shall include without limitation all rights and claims of any Guarantor against Borrower arising as a result of subrogation or otherwise as a result of Guarantor's payment of all or a portion of the Liabilities. Until the Liabilities shall be paid and satisfied in full and Guarantors shall have performed all of their obligations hereunder, Guarantors shall not receive or collect, directly or indirectly, from Borrower or any other party any amount upon the Guarantor Claims.

      Section 4.2 CLAIMS IN BANKRUPTCY. In the event of receivership, bankruptcy, reorganization, arrangement, debtor's relief, or other insolvency proceedings involving Borrower as debtor, the Lender shall have the right to prove their claim in any proceeding, so as to establish its rights hereunder and receive directly from the receiver, trustee or other court custodian, dividends and payments which would otherwise be payable upon Guarantor Claims. Guarantors hereby assign such dividends and payments to the Lender. Should the Lender receive, for application upon the Liabilities, any such dividend or payment which is otherwise payable to any Guarantor, and which, as between Borrower and such Guarantor, shall constitute a credit upon the Guarantor Claims, then upon payment in full of the Liabilities, such Guarantor shall become subrogated to the rights of the Lender to the extent that such payments to the Lender on the Guarantor Claims have contributed toward the liquidation of the Liabilities, and such subrogation shall be with respect to that proportion of the Liabilities which would have been unpaid if the Lender had not received dividends or payments upon the Guarantor Claims.

      Section 4.3 PAYMENTS HELD IN TRUST. In the event that notwithstanding Sections 4.1 and 4.2 above, any Guarantor should receive any funds, payments, claims or distributions which is prohibited by such Sections, such Guarantor agrees to hold in trust for the Lender an amount equal to the amount of all funds, payments, claims or distributions so received, and agrees that it shall have absolutely no dominion over the amount of such funds, payments, claims or distributions except to pay them promptly to the Lender, and such Guarantor covenants promptly to pay the same to the Lender.

      Section 4.4 LIENS SUBORDINATE. Guarantors agree that any liens, security interests, judgment liens, charges or other encumbrances upon Borrower's assets securing payment of the Guarantor Claims shall be and remain inferior and subordinate to any liens, security interests, judgment liens, charges or other encumbrances upon Borrower's assets securing payment of the Liabilities, regardless of whether such encumbrances in favor of Guarantors, the Lender or the Lender presently exist or are hereafter created or attach. Without the prior written consent of the Lender, no Guarantor shall (a) exercise or enforce any creditor's right it may have against the Borrower, or (b) foreclose, repossess, sequester or otherwise take steps or institute any action or proceeding (judicial or otherwise, including without limitation the commencement of or joinder in any liquidation, bankruptcy, rearrangement, debtor's relief or insolvency proceeding) to enforce any lien, mortgages, deeds of trust, security interest, collateral rights, judgments or other encumbrances on assets of Borrower held by such Guarantor.

      Section 4.5 NOTATION OF RECORDS. All promissory notes, accounts receivable ledgers or other evidence of the Guarantor Claims accepted by or held by any Guarantor shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under the terms of this Guaranty Agreement.

                                   ARTICLE 5

                                 MISCELLANEOUS

      Section 5.1 SUCCESSORS AND ASSIGNS. This Guaranty Agreement is and shall be in every particular available to the successors and assigns of the Lender and is and shall always be fully binding upon the legal representatives, heirs, successors and assigns of Guarantors, notwithstanding that some or all of the monies, the repayment of which this Guaranty Agreement applies, may be actually advanced after any bankruptcy, receivership, reorganization, death, disability or other event affecting Guarantors.

      Section 5.2 NOTICES. Any notice or demand to Guarantors under or in connection with this Guaranty Agreement may be given and shall conclusively be deemed and considered to have been given and received in accordance with Section
11.02 of the Credit Agreement, addressed to Guarantors at the address on the signature page hereof or at such other address provided to the Lender in writing.

      Section 5.3 BUSINESS AND FINANCIAL INFORMATION. The Guarantors will promptly furnish to the Lender from time to time upon request such information regarding the business and affairs and financial condition of the Guarantor as the Lender may reasonably request.

      Section 5.4 CONSTRUCTION. This Guaranty Agreement is a contract made under and shall be construed in accordance with and governed by the laws of the State of Texas.

      Section 5.5 INVALIDITY. In the event that any one or more of the provisions contained in this Guaranty Agreement shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Guaranty Agreement.

      Section 5.6 JOINDER. It is contemplated by each Guarantor that additional Subsidiaries of Borrower may from time to time become a Guarantor hereunder (as required by the terms of the Credit Agreement) by their execution and delivery to Lender of a Joinder Agreement. Each Guarantor agrees, consents and acknowledges that upon the execution and delivery to Lender by any such Subsidiary of a Joinder Agreement, such Subsidiary shall become a Guarantor hereunder for all purposes, jointly and severally liable hereunder as if such Subsidiary had originally been a party hereto, without notice to any Guarantor or any other Person. Delivery of a Joinder Agreement to any Guarantor or any other Person is not required for the Subsidiary of the Borrower executing and delivering such Joinder Agreement to become a Guarantor hereunder.

      Section 5.7 ENTIRE AGREEMENT. THIS WRITTEN GUARANTY AGREEMENT EMBODIES THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN THE LENDER AND THE GUARANTORS AND SUPERSEDES ALL

OTHER AGREEMENTS AND UNDERSTANDINGS BETWEEN SUCH PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF. THIS WRITTEN GUARANTY AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


                           [SIGNATURE PAGE FOLLOWS]

      WITNESS THE EXECUTION HEREOF, as of the date first written above.

                                          YORK AGENCY, INC.,
                                          THE DOODY GROUP, INC.,
                                          BRENNER CASKET COMPANY, INC.,
                                          YORK ACQUISITION CORP. II,
                                          THE YORK CHILDREN'S FOUNDATION

                                          By:
                                          Name: David F. Beck
                                          Title: Vice President

                                          Address:   9430 Old Katy Road
                                                     Houston, Texas 77055

                                          Telecopier: (713) 984-5517
                                          Telephone:  (713) 984-5510
                                          Attention:  David F. Beck

                                    EXHIBIT A

                                     FORM OF
                                JOINDER AGREEMENT

      This JOINDER AGREEMENT (this "JOINDER AGREEMENT") is dated effective as of __________, 199_, and is executed and delivered by __________________ ("JOINING
GUARANTOR"), a _________ corporation, to TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association, ("LENDER").

                                   RECITALS

      1. The York Group, Inc., a Delaware Corporation (the "BORROWER") and Lender are parties to that certain Credit Agreement dated as of June 30, 1994, as amended by that certain First Amendment to Credit Agreement dated as of December 31, 1995 and Second Amendment to Credit Agreement dated as of January 31, 1997 (as the same may be further amended, restated, modified or otherwise supplemented from time to time and in effect, the "CREDIT AGREEMENT"); and

      2. Pursuant to the terms of the Credit Agreement, and as a condition (among others) for making the Loans thereunder and issuing the Letters of Credit pursuant thereto, Subsidiaries of the Borrower executed and delivered to Lender a Guaranty Agreement dated as of January 31, 1997, pursuant to which, among other things, each of such Subsidiaries jointly and severally unconditionally guaranteed the payment and performance of all of the Liabilities. The Guaranty Agreement as heretofore or hereafter amended, modified, supplemented, joined in and restated from time to time, is herein called the "GUARANTY." All Persons from time to time a party to the Guaranty (whether originally or by joinder) are herein collectively called the "GUARANTORS" and are each a "GUARANTOR" herein.

      3. Joining Guarantor is now required, among other things and subject to certain terms and conditions, to join in the execution and delivery to Lender of the Guaranty by its execution and delivery of this Joinder Agreement and otherwise by such action as Lender may reasonably require.

      In order to comply with such requirement, Joining Guarantor executes and delivers this Joinder Agreement.

      Now, in consideration of the credit and financial accommodations extended and to be extended to Borrower pursuant to the Credit Agreement and the other Loan Documents or otherwise, which Joining Guarantor hereby agrees have and shall continue to benefit Joining Guarantor and its shareholders, directly or indirectly, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Joining Guarantor hereby agrees, assumes, ratifies, joins and acknowledges as follows:

                                   AGREEMENTS

      1. ASSUMPTION. Joining Guarantor hereby unconditionally, jointly and severally, assumes liability for all covenants, warranties, representations, indemnifications, obligations and liabilities of Guarantors now existing or which may hereafter arise under the Guaranty and shall be liable therefor as though Joining Guarantor had originally been a party to the Guaranty. Without limitation of the foregoing, Joining Guarantor, as a primary obligor and not as a surety, unconditionally, jointly and severally, guarantees unto Lender (i) the payment of the Liabilities when due (whether at the stated maturity, by acceleration or otherwise) in accordance with the terms of the Loan Documents, and (ii) that Borrower will perform and observe each agreement, covenant, term and condition in the Loan Documents to be performed or observed by Borrower and, upon Borrower's failure to do so, will promptly perform and observe, or will cause to be promptly performed and observed, each such agreement, covenant, term or condition.

      2. TERMS RATIFIED. Joining Guarantor hereby expressly ratifies all guarantees, terms, covenants, representations, indemnifications, warranties, agreements, provisions, WAIVERS, RELEASES, restrictions, duties and responsibilities of the Guarantors under the Guaranty and all other Loan Documents and agrees that they shall apply to Joining Guarantor as if Joining Guarantor had executed the Guaranty as an original party thereto, and that any reference to "Guarantors" or a "Guarantor" contained in the Guaranty, the Credit Agreement or any other Loan Documents shall include, without limitation, Joining Guarantor.

      3. REPRESENTATIONS. Joining Guarantor (a) confirms that it has received a copy of the Loan Documents, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Joinder Agreement; (b) agrees that it will, independently and without reliance upon Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (c) represents that the value of the consideration received and to be received by Joining Guarantor is reasonably worth at least as much as the liability and obligation of such Joining Guarantor hereunder, and that such liability and obligation may reasonably be expected to benefit Joining Guarantor directly or indirectly. The Board of Directors of Joining Guarantor has duly adopted resolutions certifying that the execution, delivery and performance of this Joinder Agreement (and the effect thereof) will benefit Joining Guarantor.

      4. NO IMPAIRMENT. Nothing herein shall in any manner impair or extinguish the Guaranty, any of the other Loan Documents or any lien or security interest now or hereafter securing the payment of any of the Indebtedness arising pursuant to the Loan Documents.

      5. CONDITIONS. This Joinder Agreement shall not become effective until Joining Guarantor shall have delivered to Lender each of the following:

            (a) a certificate of the Secretary or any Assistant Secretary of Joining Guarantor (or other officer or director of Joining Guarantor which is duly authorized to keep the minute book or similar record of Joining Guarantor), in form and substance satisfactory to Lender, dated as of the date hereof, as to (i) the resolutions of the Board of Directors (or similar governing body) of Joining Guarantor authorizing the execution, delivery and performance of this Joinder Agreement and of all instruments contemplated herein to be executed and delivered by Joining Guarantor in connection herewith (a copy of such resolutions to be incorporated into or attached as an exhibit to such certificate), such certificate to state that said copy is a true and correct copy of such resolutions and that such resolutions were duly adopted and have not been amended, superseded, revoked or modified in any respect and remain in full force and effect as of the date of such certificate; (ii) the election, incumbency and signatures of the officer or officers (or other official) of Joining Guarantor executing and delivering this Joinder Agreement and each other instrument or document furnished in connection herewith; (iii) Joining Guarantor's certificate or articles of incorporation and bylaws (a copy of such documents to be attached to the certificate), and (iv) such other documents and information as Lender shall reasonably request; and

            (b) a legal opinion from the legal counsel for Joining Guarantor in form and substance satisfactory to Lender.

      6. GOVERNING LAW. This Joinder Agreement shall be governed by and construed in accordance with the laws of the State of Texas and the United States of America. Joining Guarantor hereby irrevocably agrees that any legal proceeding against Lender arising out of or in connection with this Joinder Agreement, the Guaranty or the other Loan Documents shall be brought in the district courts of Harris County, Texas, or in the United States District Court for the Southern District of Texas, Houston Division.

      7. SURVIVAL: PARTIES BOUND. All representations, warranties, covenants and agreements made by or on behalf of Joining Guarantor in connection herewith shall survive the execution and delivery of this Joinder Agreement and the other Loan Documents, shall not be affected by any investigation made by any Person, and shall bind Joining Guarantor and its successors, trustees, receivers and assigns and inure to the benefit of the successors and assigns of Lender. The term of this Joinder Agreement shall be until the termination of the Guaranty as to all parties thereto.

      8 CAPTIONS. The headings and captions appearing in this Joinder Agreement have been included solely for convenience and shall not be considered in construing this Joinder Agreement.

      9. DEFINITIONS. Terms used herein and not defined herein, but which are defined in the Credit Agreement or the Guaranty, shall have the meanings herein assigned to them in the Credit Agreement or the Guaranty, respectively.

      10. PARTIES BOUND. This Joinder Agreement shall bind and benefit the parties hereto and the respective successors and assigns, except that Joining Guarantor and Borrower may not assign their rights or obligations hereunder without the prior written consent of Lender.

      11. AMENDMENTS. ETC. No amendment or waiver of any provision of this Joinder Agreement or any other Loan Document, nor any consent to any departure by Joining Guarantor therefrom, shall in any event be effective unless the same shall be agreed or consented to by Lender and Joining Guarantor, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given, unless otherwise specifically provided in the Credit Agreement.

      12.   DTPA WAIVER.

                           WAIVER OF CONSUMER RIGHTS

      JOINING GUARANTOR HEREBY WAIVES ALL RIGHTS, REMEDIES, CLAIMS, DEMANDS AND CAUSES OF ACTION UNDER, BASED UPON OR RELATED TO THE TEXAS DECEPTIVE TRADE PRACTICES CONSUMER PROTECTION ACT AS DESCRIBED IN SECTIONS 17.41 ET SEQ. OF THE TEXAS BUSINESS AND COMMERCE CODE (A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS), OTHER THAN SECTION 17.555, AS THE SAME PERTAINS OR MAY PERTAIN TO THIS JOINDER AGREEMENT, THE CREDIT AGREEMENT, THE GUARANTY, ANY OF THE OTHER LOAN DOCUMENTS, OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN. IN FURTHERANCE OF SAID WAIVER, JOINING GUARANTOR HEREBY REPRESENTS AND WARRANTS TO LENDER THAT (A) JOINING GUARANTOR HAS KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT ENABLE IT TO EVALUATE THE MERITS AND RISKS OF SUCH TRANSACTIONS, (B) JOINING GUARANTOR IS REPRESENTED BY LEGAL COUNSEL OF ITS OWN SELECTION IN CONNECTION WITH THE NEGOTIATIONS, EXECUTION AND DELIVERY OF THIS JOINDER AGREEMENT AND THE OTHER LOAN DOCUMENTS; (C) JOINING GUARANTOR HAS A CHOICE OTHER THAN TO ENTER INTO SAID WAIVER IN THAT THE BORROWER CAN OBTAIN THE LOANS FROM ANOTHER INSTITUTION; (D) JOINING GUARANTOR DOES NOT CONSIDER ITSELF TO BE IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION RELATIVE TO LENDER WITH RESPECT TO THIS JOINDER AGREEMENT AND THE OTHER LOAN DOCUMENTS; AND (E) JOINING GUARANTOR VOLUNTARILY CONSENTS TO THIS WAIVER.

      13. WAIVER OF CLAIMS. Joining Guarantor hereby waives and releases Lender from any and all claims or causes of action which Joining Guarantor may own, hold or claim in respect of any of them as of the date hereof.

      IN WITNESS WHEREOF, Joining Guarantor has executed this Agreement as of the date set forth above.

                                          ______________________________________

                                          a ________________________ corporation


                                          By:
                                          Name:
                                          Title:

ATTEST:

TEXAS COMMERCE BANK NATIONAL ASSOCIATION

By:
Name:
Title:

                            SUBORDINATION AGREEMENT

      THIS SUBORDINATION AGREEMENT is made as of January 31, 1997 between T.Y.G. TRADE COMPANY, INC., a Delaware corporation (the "SUBORDINATED CREDITOR"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION (the "LENDER").

                                    RECITALS

      A. THE YORK GROUP, INC., a corporation duly organized and validly existing under the laws of the Commonwealth of Pennsylvania (the "BORROWER"), and the Lender are parties to that certain Credit Agreement dated as of June 30, 1994, as amended by that certain First Amendment to Credit Agreement dated as of December 31, 1995, and as amended by that certain Second Amendment to Credit Agreement (the "SECOND AMENDMENT") dated as of January 31, 1997 (as the same may further be amended, restated, modified or otherwise supplemented from time to time and in effect, the "CREDIT AGREEMENT"), pursuant to which the Lender has made certain credit available to the Borrower.

      B. Pursuant to the terms of the Second Amendment, the Borrower has agreed to cause Subordinated Creditor to execute and deliver this Subordination Agreement, and Subordinated Creditor has agreed to enter into this Subordination Agreement.

      C. Therefore, (i) in order to comply with the terms and conditions of the Credit Agreement, (ii) to induce the Lender at any time or from time to time to loan monies to or for the account of the Borrower in accordance with the terms of the Credit Agreement, (iii) at the special insistence and request of the Lender, and (iv) for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Subordinated Creditor hereby agrees as follows:

                                   ARTICLE I
                                  DEFINITIONS

      Section 1.01TERMS DEFINED ABOVE AND IN CREDIT AGREEMENT. As used in this Subordination Agreement, the terms defined above shall have the meanings respectively assigned to them. Unless otherwise defined herein, all terms beginning with a capital letter which are defined in the Credit Agreement shall have the meanings herein as assigned therein, unless the context hereof requires otherwise.

      Section 1.02CERTAIN DEFINITIONS. As used in this Subordination Agreement the following terms shall have the following meanings, unless the context otherwise requires:

      "SUBORDINATED DEBT" shall mean any and all indebtedness, liabilities and obligations of the Borrower, whether owed individually or jointly, to the Subordinated Creditor, absolute or contingent, direct or indirect, joint, several or independent, now outstanding or owing or which may hereafter be existing or incurred, arising by operation of law or otherwise, due or to become due, or held or to be held by the Subordinated Creditor, whether created directly or acquired by assignment, as a participation, conditionally, as collateral security from another or otherwise, including indebtedness, obligations and liabilities of the Borrower to the Subordinated Creditor as member of any partnership, syndicate, association or other group, and whether incurred by the Borrower as principal, surety, endorser, guarantor, accommodation party or otherwise, including, without limiting the generality of the foregoing, all indebtedness, liabilities and obligations of the Borrower to the Subordinated Creditor arising out of that certain promissory note in the principal amount of $20,000,000, dated January 13, 1994 (modified as of October 7, 1995), executed by the Borrower and payable to the order of the Subordinated Creditor ("NOTE").

      "SUPERIOR INDEBTEDNESS" shall mean any and all indebtedness, liabilities and obligations of the Borrower, whether owed individually or jointly, to the Lender absolute or contingent, direct or indirect, joint, several or independent, now outstanding or owing or which may hereafter be existing or incurred, arising by operation of law or otherwise, due or to become due, or held or to be held by the Lender whether created directly or acquired by assignment, as a participation, conditionally, as collateral security from another or otherwise, including indebtedness, obligations and liabilities of the Borrower to the Lender as a member of any partnership, syndicate, association or other group, and whether incurred by the Borrower as principal, surety, endorser, guarantor, accommodation party or otherwise.

                                   ARTICLE II
                                  SUBORDINATION

      Section 2.01 AGREEMENT TO SUBORDINATE. The payment of any and all Subordinated Debt is expressly subordinated to the extent and in the manner set forth in Sections 2.02 through 2.06 hereof to Superior Indebtedness.

      Section 2.02 PAYMENT SUBORDINATION UPON DEFAULT. If for any reason any of the Superior Indebtedness is not paid when due or is not paid on or before the maturity thereof, or if there shall occur and be continuing any event which with the giving of notice or lapse of time or both would constitute a Default or Event of Default under the Credit Agreement or any Loan Document, then, unless and until such Default or Event of Default shall have been cured to the satisfaction of the Lender, in its sole discretion, or unless and until the Superior Indebtedness shall be paid in full, the Subordinated creditor will not ask for, sue for, take, demand, receive or accept from the Borrower, by set-off or in any other manner, any payment or distribution on account of the Subordinated Debt nor present any instrument evidencing the Subordinated Debt for payment (other than such presentment as may be necessary to prevent discharge of other liable parties on such instrument); provided that, so long as no Default or Event of Default has occurred and is continuing or so long as such payment would not result in a Default or Event of Default, the Borrower may (i) pay interest on the Note on the dates specified therein.

      Section 2.03 NO PAYMENTS WHICH CAUSE DEFAULTS. The Subordinated Creditor will not ask for, demand, sue for, take, receive or accept from the Borrower by set-off or in any other manner, any payment or distribution on account of the Subordinated Debt, if the making of such payment would constitute, or would result in the occurrence of, a Default or Event of Default under the Credit Agreement or any Loan Document.

      Section 2.04 PAYMENTS RECEIVED IN VIOLATION OF SUBORDINATION AGREEMENT. In the event the Subordinated Creditor shall receive any payment or distribution on account of the Subordinated

Debt which Subordinated Creditor is not entitled to receive under the provisions of the foregoing Section 2.02 or Section 2.03, Subordinated Creditor will hold any amount so received in trust for the Lender and will forthwith turn over such payment to the Lender in the form received by Subordinated Creditor (together with any necessary endorsement) to be applied on the Superior Indebtedness.

      Section 2.05 LIENS SUBORDINATE. The Subordinated Creditor agrees that any Liens, upon the Borrower's assets securing payment of the Subordinated Debt shall be and remain inferior and subordinate to any Liens securing payment of the Superior Indebtedness regardless of whether such encumbrances in favor of Subordinated creditor or the Lender presently exist or are hereafter created or attach. Without the prior written consent of the Lender, the Subordinated Creditor shall not foreclose, repossess, sequester or otherwise take steps or institute any action or proceeding (judicial or otherwise, including without limitation the commencement of or joinder in any liquidation, bankruptcy, rearrangement, debtor's relief or insolvency proceeding) to enforce any Lien, collateral right, judgment or other encumbrance on the Borrower's assets held by the Subordinated Creditor.

      Section 2.06 AGREEMENT NOT TO PURSUE ACTIONS.

      (a) The Subordinated Creditor will not commence any action or proceeding against the Borrower to recover all or any part of the Subordinated Debt or join with any other creditor, unless the Lender shall also join, in bringing any proceedings against the Borrower under any bankruptcy, reorganization, readjustment of debt, arrangement of debt, receivership, liquidation or insolvency law or statute of the Federal or any state government unless and until all Superior Indebtedness shall have been paid in full.

      (b) In the event of any receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization or arrangement with creditors, adjustment of debt, whether or not pursuant to the Federal Bankruptcy Code, the sale of all or substantially all of the assets, dissolution, liquidation, or any other marshaling of the assets and liabilities of the Borrower, the Subordinated Creditor will at the Lender's request file any claim, proof of claim, proof of interest or other instrument of similar character necessary to enforce the obligations of the Borrower in respect of the Subordinated Debt and will hold in trust for the Lender and pay over to the Lender, in the form received (together with any necessary endorsement), to be applied on the Superior Indebtedness, any and all monies, dividends, distributions or other assets received in any such proceedings on account of the Subordinated Debt unless and until the Superior Indebtedness shall be paid in full. In the event that the Subordinated Creditor shall fail to take any such action requested by the Lender, the Lender, may, as attorney-in-fact for the Subordinated Creditor take such action on behalf of the Subordinated Creditor, and the Subordinated Creditor hereby appoints the Lender as attorney-in-fact for the Subordinated Creditor to demand, sue for, collect and receive any and all such monies, dividends, distributions or other assets and give acquittance therefor, and to file any claim, proof of claim, proof of interest or other instrument of similar character and to take such other proceedings in the Lender's own name or in the name of the Subordinated Creditor as the Lender may deem necessary or advisable for the enforcement of this Subordination Agreement; and the Subordinated Creditor will execute and deliver to the Lender such other and further powers of attorney or other instruments as the Lender may request in order to accomplish the foregoing.

      Section 2.07 RIGHTS OF LENDER. The Lender may, at any time, and from time to time, without the consent of or notice to the Subordinated Creditor, without incurring responsibility to the Subordinated Creditor, without impairing or releasing any of the Lender's rights or any of the obligations of the Subordinated Creditor under this Subordination Agreement:

      (a) Change the amount, manner, place or terms of payment, or change or extend for any period the time of payment of, or renew or otherwise alter the Superior Indebtedness or any instrument or agreement now or hereafter executed evidencing, in connection with, as security for or providing for the issuance of any of the Superior Indebtedness in any manner, or enter into or amend in any manner any other agreement relating to the Superior Indebtedness (including provisions restricting or further restricting payments of the Subordinated
Debt);

      (b) Sell, exchange, release or otherwise deal with all or any part of the Property, if any, by whomsoever at any time pledged or mortgaged to secure the Superior Indebtedness;

      (c) Release any Person liable in any manner for payment or collection of the Superior Indebtedness;

      (d) Exercise or refrain from exercising any rights against the Borrower or others, including the Subordinated Creditor; and

      (e) Apply any sums received by the Lender, paid by any Person and however realized, to payment of the Superior Indebtedness in such a manner as the Lender, in its sole discretion, may deem appropriate.

                                  ARTICLE III
                   REPRESENTATIONS, WARRANTIES AND COVENANTS

      Section 3.01 REPRESENTATIONS OF SUBORDINATED CREDITOR. The Subordinated Creditor represents and warrants that: (a) neither the execution nor delivery of this Subordination Agree ment nor fulfillment of or compliance with the terms and provisions hereof will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, any agreement or instrument to which it is now subject; (b) it has all requisite authority to execute, deliver and perform its obligations under this Subordination Agreement; and (c) the outstanding principal amount of the Subordinated Debt, as of the date hereof, is $20,000,000.

      Section 3.02 COVENANTS. The Subordinated Creditor covenants that so long as any of the Superior Indebtedness remains outstanding and until the termination of the Commitment, the Subordinated Creditor shall: (a) cause all Subordinated Debt to be evidenced by a note, debenture or other instrument evidencing the Subordinated Debt; (b) at the Lender's request promptly surrender or cause to be surrendered any such note, debenture, or instrument evidencing the Subordinated Debt so that a statement or legend may be entered thereon to the effect that such note, debenture, or other instrument is subordinated to the Superior Indebtedness in favor of the Lender in the manner and to the extent set forth in this Subordination Agreement; (c) mark the books of Subordinated Creditor to show that the Subordinated Debt is subordinated to the Superior Indebtedness in the manner and to the extent set forth in this Subordination Agreement; (d) execute any and all other instruments necessary as required by the Lender to subordinate the Subordinated

Debt to the Superior Indebtedness as herein provided; (e) not assign or transfer to others any claim the Subordinated Creditor has or may have against the Borrower as long as any of the Superior Indebtedness remains outstanding, unless such assignment or transfer is expressly made subject to this Subordination Agreement; (f) not ask for, sue for, take, demand, receive or accept any principal or interest on any of the Subordinated Debt, except as set forth in
Section 2.02 hereof; (g) not amend, supplement or otherwise modify the terms of the Subordinated Debt without the express written consent of the Lender, which consent will not be unreasonably withheld, other than to decrease the rate of interest therefor, decrease the amount of any installment or to extend the maturity dates therefor; (h) not ask for, take, demand, receive or accept any Property as collateral security for the Subordinated Debt; and (i) promptly upon either receipt or delivery, forward to the Lender a true and complete copy of any material notices or communications either received or delivered with respect to the Subordinated Debt.

                                  ARTICLE IV
                                 MISCELLANEOUS

      Section 4.01 ASSIGNMENT BY LENDER. This Subordination Agreement may be assigned by the Lender in connection with any assignment or transfer of the Superior Indebtedness.

      Section 4.02 NOTICES. Any notice required or permitted to be given under or in connection with this Subordination Agreement shall be given as specified in the Credit Agreement.

      Section 4.03 AMENDMENTS AND WAIVERS. The Lender's acceptance of partial or delinquent payments or any forbearance, failure or delay by the Lender in exercising any right, power or remedy hereunder shall not be deemed a waiver of any obligation of the Borrower or the Subordinated Creditor, or of any right, power or remedy of the Lender; and no partial exercise of any right, power or remedy shall preclude any other or further exercise thereof. The Lender may remedy any Event of Default hereunder or in connection with the Superior Indebtedness without waiving the Event of Default so remedied. The Subordinated Creditor hereby agrees that if the Lender agrees to a waiver of any provision hereunder, or an exchange of or release of the Collateral, or the addition or release of any Person, any such action shall not constitute a waiver of any of the Lender's other rights or of the Subordinated Creditor's obligations hereunder. This Subordination Agreement may be amended only by an instrument in writing executed jointly by Subordinated Creditor and the Lender and may be supplemented only by documents delivered or to be delivered in accordance with the express terms hereof.

      Section 4.04 GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.

      (a) THIS SUBORDINATION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

      (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS SUBORDINATION AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF TEXAS OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF TEXAS, AND, BY EXECUTION AND DELIVERY OF THIS SUBORDINATION AGREEMENT, THE SUBORDINATED CREDITOR HEREBY ACCEPTS AND (TO THE EXTENT PERMITTED BY LAW) IN RESPECT OF THE PROPERTY OF THE

SUBORDINATED CREDITOR, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE SUBORDINATED CREDITOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH MAY NOW OR HEREAFTER BE HAD TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS. THIS SUBMISSION TO JURISDICTION IS NONEXCLUSIVE AND DOES NOT PRECLUDE THE LENDER FROM OBTAINING JURISDICTION OVER THE SUBORDINATED CREDITOR IN ANY COURT OTHERWISE HAVING JURISDICTION. THE SUBORDINATED CREDITOR AND THE LENDER HEREBY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SUBORDINATION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

      (c) Nothing herein shall affect the right of the Lender or any holder of a Note to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Subordinated creditor in any other jurisdiction.

      Section 4.05 ENTIRE AGREEMENT. THIS WRITTEN SUBORDINATION AGREEMENT EMBODIES THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN THE LENDER AND THE SUBORDINATED CREDITOR AND SUPERSEDES ALL OTHER AGREEMENTS AND UNDERSTANDINGS BETWEEN SUCH PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF. THIS WRITTEN SUBORDINATION AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                         [SIGNATURES BEGIN NEXT PAGE]

      WITNESS THE EXECUTION HEREOF, as of the date first above written.


                              SUBORDINATED CREDITOR:

                              T.Y.G. TRADE COMPANY, INC.

                              By:
                              Name:
                              Title:

                              Address


                              SENIOR LENDER:

                             TEXAS COMMERCE BANK NATIONAL ASSOCIATION

                              By:
                              Name:
                              Title:

                              Address:

                              712 Main Street, 5-TCBE-78
                              Houston, Texas 77002
                              Attention:  Senior Vice President, Houston
                                          Corporate Banking
                              Telephone:  (713) 216-5341
                              Facsimile:  (713) 216-6004

                            SUBORDINATION AGREEMENT

      THIS SUBORDINATION AGREEMENT is made as of January 31, 1997 between T.Y.G. COMPANY, INC., a Delaware corporation (the "SUBORDINATED CREDITOR"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION (the "LENDER").

                                    RECITALS

      A. THE YORK GROUP, INC., a corporation duly organized and validly existing under the laws of the Commonwealth of Pennsylvania (the "BORROWER"), and the Lender are parties to that certain Credit Agreement dated as of June 30, 1994, as amended by that certain First Amendment to Credit Agreement dated as of December 31, 1995, and as amended by that certain Second Amendment to Credit Agreement (the "SECOND AMENDMENT") dated as of January 31, 1997 (as the same may further be amended, restated, modified or otherwise supplemented from time to time and in effect, the "CREDIT AGREEMENT"), pursuant to which the Lender has made certain credit available to the Borrower.

      B. Pursuant to the terms of the Second Amendment, the Borrower has agreed to cause Subordinated Creditor to execute and deliver this Subordination Agreement, and Subordinated Creditor has agreed to enter into this Subordination Agreement.

      C. Therefore, (i) in order to comply with the terms and conditions of the Credit Agreement, (ii) to induce the Lender at any time or from time to time to loan monies to or for the account of the Borrower in accordance with the terms of the Credit Agreement, (iii) at the special insistence and request of the Lender, and (iv) for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Subordinated Creditor hereby agrees as follows:

                                    ARTICLE I
                                   DEFINITIONS

      Section 1.01 TERMS DEFINED ABOVE AND IN CREDIT AGREEMENT. As used in this Subordination Agreement, the terms defined above shall have the meanings respectively assigned to them. Unless otherwise defined herein, all terms beginning with a capital letter which are defined in the Credit Agreement shall have the meanings herein as assigned therein, unless the context hereof requires otherwise.

      Section 1.02 CERTAIN DEFINITIONS. As used in this Subordination Agreement the following terms shall have the following meanings, unless the context otherwise requires:

      "SUBORDINATED DEBT" shall mean any and all indebtedness, liabilities and obligations of the Borrower, whether owed individually or jointly, to the Subordinated Creditor, absolute or contingent, direct or indirect, joint, several or independent, now outstanding or owing or which may hereafter be existing or incurred, arising by operation of law or otherwise, due or to become due, or held or to be held by the Subordinated Creditor, whether created directly or acquired by assignment, as a participation, conditionally, as collateral security from another or otherwise, including indebtedness, obligations and liabilities of the Borrower to the Subordinated Creditor as member of any partnership, syndicate, association or other group, and whether incurred by the Borrower as principal, surety, endorser, guarantor, accommodation party or otherwise, including, without limiting the generality of the foregoing, all indebtedness, liabilities and obligations of the Borrower to the Subordinated Creditor arising out of the following described promissory notes (i) that certain promissory note in the principal amount of $6,980,000, dated December 23, 1992, executed by the Borrower and payable to the order of the Subordinated Creditor and (ii) that certain promissory note in the principal amount of $31,000,000, dated January 13, 1994 (modified as of July 9, 1996), executed by the Borrower and payable to the order of the Subordinated Creditor ("NOTES").

      "SUPERIOR INDEBTEDNESS" shall mean any and all indebtedness, liabilities and obligations of the Borrower, whether owed individually or jointly, to the Lender absolute or contingent, direct or indirect, joint, several or independent, now outstanding or owing or which may hereafter be existing or incurred, arising by operation of law or otherwise, due or to become due, or held or to be held by the Lender whether created directly or acquired by assignment, as a participation, conditionally, as collateral security from another or otherwise, including indebtedness, obligations and liabilities of the Borrower to the Lender as a member of any partnership, syndicate, association or other group, and whether incurred by the Borrower as principal, surety, endorser, guarantor, accommodation party or otherwise.

                                   ARTICLE II
                                  SUBORDINATION

      Section 2.01 AGREEMENT TO SUBORDINATE. The payment of any and all Subordinated Debt is expressly subordinated to the extent and in the manner set forth in Sections 2.02 through 2.06 hereof to Superior Indebtedness.

      Section 2.02 PAYMENT SUBORDINATION UPON DEFAULT. If for any reason any of the Superior Indebtedness is not paid when due or is not paid on or before the maturity thereof, or if there shall occur and be continuing any event which with the giving of notice or lapse of time or both would constitute a Default or Event of Default under the Credit Agreement or any Loan Document, then, unless and until such Default or Event of Default shall have been cured to the satisfaction of the Lender, in its sole discretion, or unless and until the Superior Indebtedness shall be paid in full, the Subordinated creditor will not ask for, sue for, take, demand, receive or accept from the Bor rower, by set-off or in any other manner, any payment or distribution on account of the Subordinated Debt nor present any instrument evidencing the Subordinated Debt for payment (other than such presentment as may be necessary to prevent discharge of other liable parties on such instrument); provided that, so long as no Default or Event of Default has occurred and is continuing or so long as such payment would not result in a Default or Event of Default, the Borrower may (i) pay interest on the Notes on the dates specified therein and (ii) repay the outstanding principal amount of the Subordinated Debt so long the aggregate amount of all such repayments do not result in the aggregate principal amount of the Subordinated Debt being less than $35,480,000.

     Section 2.03 NO PAYMENTS WHICH CAUSE DEFAULTS. The Subordinated Creditor will not ask for, demand, sue for, take, receive or accept from the Borrower by set-off or in any other manner, any payment or distribution on account of the Subordinated Debt, if the making of such payment would constitute, or would result in the occurrence of, a Default or Event of Default under the Credit Agreement or any Loan Document.

      Section 2.04 PAYMENTS RECEIVED IN VIOLATION OF SUBORDINATION AGREEMENT. In the event the Subordinated Creditor shall receive any payment or distribution on account of the Subordinated Debt which Subordinated Creditor is not entitled to receive under the provisions of the foregoing Section 2.02 or Section 2.03, Subordinated Creditor will hold any amount so received in trust for the Lender and will forthwith turn over such payment to the Lender in the form received by Subordinated Creditor (together with any necessary endorsement) to be applied on the Superior Indebtedness.

      Section 2.05 LIENS SUBORDINATE. The Subordinated Creditor agrees that any Liens, upon the Borrower's assets securing payment of the Subordinated Debt shall be and remain inferior and subordinate to any Liens securing payment of the Superior Indebtedness regardless of whether such encumbrances in favor of Subordinated creditor or the Lender presently exist or are hereafter created or attach. Without the prior written consent of the Lender, the Subordinated Creditor shall not foreclose, repossess, sequester or otherwise take steps or institute any action or proceeding (judicial or otherwise, including without limitation the commencement of or joinder in any liquidation, bankruptcy, rearrangement, debtor's relief or insolvency proceeding) to enforce any Lien, collateral right, judgment or other encumbrance on the Borrower's assets held by the Subordinated Creditor.

      Section 2.06 AGREEMENT NOT TO PURSUE ACTIONS.

      (a) The Subordinated Creditor will not commence any action or proceeding against the Borrower to recover all or any part of the Subordinated Debt or join with any other creditor, unless the Lender shall also join, in bringing any proceedings against the Borrower under any bankruptcy, reorganization, readjustment of debt, arrangement of debt, receivership, liquidation or insolvency law or statute of the Federal or any state government unless and until all Superior Indebtedness shall have been paid in full.

     (b) In the event of any receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization or arrangement with creditors, adjustment of debt, whether or not pursuant to the Federal Bankruptcy Code, the sale of all or substantially all of the assets, dissolution, liquidation, or any other marshaling of the assets and liabilities of the Borrower, the Subordinated Creditor will at the Lender's request file any claim, proof of claim, proof of interest or other instrument of similar character necessary to enforce the obligations of the Borrower in respect of the Subordinated Debt and will hold in trust for the Lender and pay over to the Lender, in the form received (together with any necessary endorsement), to be applied on the Superior Indebtedness, any and all monies, dividends, distributions or other assets received in any such proceedings on account of the Subordinated Debt unless and until the Superior Indebtedness shall be paid in full. In the event that the Subordinated Creditor shall fail to take any such action requested by the Lender, the Lender, may, as attorney-in-fact for the Subordinated Creditor take such action on behalf of the Subordinated Creditor, and the Subordinated Creditor hereby appoints the Lender as attorney-in-fact for the Subordinated Creditor to demand, sue for, collect and receive any and all such monies, dividends, distributions or other assets and give acquittance therefor, and to file any claim, proof of claim, proof of interest or other instrument of similar character and to take such other proceedings in the Lender's own name or in the name of the Subordinated Creditor as the Lender may deem necessary or advisable for the enforcement of this Subordination Agreement; and the Subordinated Creditor will execute and deliver to the Lender such other and further powers of attorney or other instruments as the Lender may request in order to accomplish the foregoing.

      Section 2.07 RIGHTS OF LENDER. The Lender may, at any time, and from time to time, without the consent of or notice to the Subordinated Creditor, without incurring responsibility to the Subordinated Creditor, without impairing or releasing any of the Lender's rights or any of the obligations of the Subordinated Creditor under this Subordination Agreement:

      (a) Change the amount, manner, place or terms of payment, or change or extend for any period the time of payment of, or renew or otherwise alter the Superior Indebtedness or any instrument or agreement now or hereafter executed evidencing, in connection with, as security for or providing for the issuance of any of the Superior Indebtedness in any manner, or enter into or amend in any manner any other agreement relating to the Superior Indebtedness (including provisions restricting or further restricting payments of the Subordinated
Debt);

      (b) Sell, exchange, release or otherwise deal with all or any part of the Property, if any, by whomsoever at any time pledged or mortgaged to secure the Superior Indebtedness;

      (c) Release any Person liable in any manner for payment or collection of the Superior Indebtedness;

      (d) Exercise or refrain from exercising any rights against the Borrower or others, including the Subordinated Creditor; and

      (e) Apply any sums received by the Lender, paid by any Person and however realized, to payment of the Superior Indebtedness in such a manner as the Lender, in its sole discretion, may deem appropriate.

                                   ARTICLE III
                    REPRESENTATIONS, WARRANTIES AND COVENANTS

      Section 3.01 REPRESENTATIONS OF SUBORDINATED CREDITOR. The Subordinated Creditor represents and warrants that: (a) neither the execution nor delivery of this Subordination Agree ment nor fulfillment of or compliance with the terms and provisions hereof will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, any agreement or instrument to which it is now subject; (b) it has all requisite authority to execute, deliver and perform its obligations under this Subordination Agreement; and (c) the outstanding principal amount of the Subordinated Debt, as of the date hereof, is [$37,980,000].

      Section 3.02 COVENANTS. The Subordinated Creditor covenants that so long as any of the Superior Indebtedness remains outstanding and until the termination of the Commitment, the Subordinated Creditor shall: (a) cause all Subordinated Debt to be evidenced by a note, debenture or other instrument evidencing the Subordinated Debt; (b) at the Lender's request promptly surrender or cause to be surrendered any such note, debenture, or instrument evidencing the Subordinated Debt so that a statement or legend may be entered thereon to the effect that such note, debenture, or other instrument is subordinated to the Superior Indebtedness in favor of the Lender in the manner and to the extent set forth in this Subordination Agreement; (c) mark the books of Subordinated Creditor to show that the Subordinated Debt is subordinated to the Superior Indebtedness in the manner and to the extent set forth in this Subordination Agreement; (d) execute any and all other instruments necessary as required by the Lender to subordinate the Subordinated Debt to the Superior Indebtedness as herein provided; (e) not assign or transfer to others any claim the Subordinated Creditor has or may have against the Borrower as long as any of the Superior Indebtedness remains outstanding, unless such assignment or transfer is expressly made subject to this Subordination Agreement; (f) not ask for, sue for, take, demand, receive or accept any principal or interest on any of the Subordinated Debt, except as set forth in Section 2.02 hereof; (g) not amend, supplement or otherwise modify the terms of the Subordinated Debt without the express written consent of the Lender, which consent will not be unreasonably withheld, other than to decrease the rate of interest therefor, decrease the amount of any installment or to extend the maturity dates therefor;
(h) not ask for, take, demand, receive or accept any Property as collateral security for the Subordinated Debt; and (i) promptly upon either receipt or delivery, forward to the Lender a true and complete copy of any material notices or communications either received or delivered with respect to the Subordinated Debt.

                                   ARTICLE IV
                                  MISCELLANEOUS

      Section 4.01 ASSIGNMENT BY LENDER. This Subordination Agreement may be assigned by the Lender in connection with any assignment or transfer of the Superior Indebtedness.

      Section 4.02 NOTICES. Any notice required or permitted to be given under or in connection with this Subordination Agreement shall be given as specified in the Credit Agreement.

      Section 4.03 AMENDMENTS AND WAIVERS. The Lender's acceptance of partial or delinquent payments or any forbearance, failure or delay by the Lender in exercising any right, power or remedy hereunder shall not be deemed a waiver of any obligation of the Borrower or the Subordinated Creditor, or of any right, power or remedy of the Lender; and no partial exercise of any right, power or remedy shall preclude any other or further exercise thereof. The Lender may remedy any Event of Default hereunder or in connection with the Superior Indebtedness without waiving the Event of Default so remedied. The Subordinated Creditor hereby agrees that if the Lender agrees to a waiver of any provision hereunder, or an exchange of or release of the Collateral, or the addition or release of any Person, any such action shall not constitute a waiver of any of the Lender's other rights or of the Subordinated Creditor's obligations hereunder. This Subordination Agreement may be amended only by an instrument in writing executed jointly by Subordinated Creditor and the Lender and may be supplemented only by documents delivered or to be delivered in accordance with the express terms hereof.

      Section 4.04 GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.

      (a) THIS SUBORDINATION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

      (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS SUBORDINATION AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF TEXAS OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF TEXAS, AND, BY EXECUTION AND DELIVERY OF THIS SUBORDINATION AGREEMENT, THE SUBORDINATED CREDITOR HEREBY ACCEPTS AND (TO THE EXTENT PERMITTED BY LAW) IN RESPECT OF THE PROPERTY OF THE SUBORDINATED CREDITOR, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE SUBORDINATED CREDITOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH MAY NOW OR HEREAFTER BE HAD TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS. THIS SUBMISSION TO JURISDICTION IS NONEXCLUSIVE AND DOES NOT PRECLUDE THE LENDER FROM OBTAINING JURISDICTION OVER THE SUBORDINATED CREDITOR IN ANY COURT OTHERWISE HAVING JURISDICTION. THE SUBORDINATED CREDITOR AND THE LENDER HEREBY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SUBORDINATION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

      (c) Nothing herein shall affect the right of the Lender or any holder of a Note to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Subordinated creditor in any other jurisdiction.

      Section 4.05 ENTIRE AGREEMENT. THIS WRITTEN SUBORDINATION AGREEMENT EMBODIES THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN THE LENDER AND THE SUBORDINATED CREDITOR AND SUPERSEDES ALL OTHER AGREEMENTS AND UNDERSTANDINGS BETWEEN SUCH PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF. THIS WRITTEN SUBORDINATION AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                         [SIGNATURES BEGIN NEXT PAGE]

      WITNESS THE EXECUTION HEREOF, as of the date first above written.

                              SUBORDINATED CREDITOR:

                              T.Y.G. COMPANY, INC.

                              By:
                              Name:
                              Title:

                              Address:


                              SENIOR LENDER:

                              TEXAS COMMERCE BANK NATIONAL ASSOCIATION

                              By:
                              Name:
                              Title:

                              Address:

                              712 Main Street, 5-TCBE-78
                              Houston, Texas 77002
                              Attention:  Senior Vice President, H uston
                                          Corporate Banking
                              Telephone:  (713) 216-5341
                              Facsimile:  (713) 216-6004

                                    S-1